Exhibit 32.1


                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officers of Whole Living, Inc. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Douglas J. Burdick
Date:  May 17, 2004                      ___________________________________
                                          Douglas J. Burdick
                                          Chief Executive Officer


                                          /s/ Sharmon L. Smith
Date:  May 17, 2004                       ___________________________________
                                          Sharmon L. Smith
                                          Chief Financial Officer